Federated Government Ultrashort Duration Fund

A Portfolio of Federated Institutional Trust

CLASS A SHARES (TICKER FGUAX)
INSTITUTIONAL SHARES (TICKER FGUSX)
INSTITUTIONAL SERVICE SHARES (TICKER FEUSX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2010

1. Under the heading entitled, “Securities in Which the Fund Invests,” please delete the paragraph with the heading “IOs and POs (A Type of CMO)” in its entirety.

2. Under the heading entitled, “Securities in Which the Fund Invests,” please add the following as a type of fixed-income security:

“Zero-Coupon Securities (A Fixed-Income Security)

Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security.

There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest-bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.”

3. Under the heading entitled, “Securities in Which the Fund Invests,” please add the following sentence as the last sentence under “Delayed Delivery Transactions.”

“The Fund will purchase and sell securities via regular way settlement within the time frame established for the industry and such transactions will be accomplished on a delivery versus payment basis.”

4. Under the heading entitled, “Investment Risks,” please delete the definition for “Risks Associated with Complex CMOs,” and replace it with the following:

“Risks Associated with Complex CMOs

CMOs with complex or highly variable prepayment terms, such as companion classes, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.”

April 12, 2011

Federated Government Ultrashort Duration Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450822 (4/11)